Exhibit 32
CERTIFICATION UNDER
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alphatec Holdings, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report for the year ended December 31, 2015, as amended (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Amendment No. 1 to the annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 29, 2016	/s/ James M. Corbett
James M. Corbett
President and Chief Executive Officer
(principal executive officer of the Company)

Dated:	April 29, 2016	/s/ Michael O’Neill
Michael O'Neill
Chief Financial Officer, Vice President and Treasurer
(principal financial and accounting officer of the Company)